TRANSAMERICA FUNDS

Supplement to the Currently Effective Class I2 Prospectus and Summary Prospectus

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Transamerica Developing Markets Equity

The following risk is added to the “Principal Risks” section:

Russian Securities – Recent events in Ukraine and the Russian Federation may have an adverse impact on the fund. In response to recent political and military actions undertaken by Russia, the United States and European Union have instituted numerous sanctions against certain Russian officials and Bank Rossiya. These sanctions, and other intergovernmental actions that may be undertaken against Russia in the future, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian stocks. These sanctions could result in the immediate freeze of Russian securities, including securities in the form of ADRs, impairing the ability of the fund to buy, sell, receive or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could push Russia’s economy into a recession. These sanctions, and the continued disruption of the Russian economy, could have a negative effect on the performance of funds that have significant exposure to Russia, including the fund.

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Investors Should Retain this Supplement for Future Reference

June 6, 2014

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